Exhibit 10.3

EXECUTION VERSION

THIS CLASS B COMMON STOCK PURCHASE WARRANT AGREEMENT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE.  THIS CLASS B COMMON STOCK PURCHASE WARRANT AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND THIS CLASS B COMMON STOCK PURCHASE WARRANT AGREEMENT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT THE PROPOSED TRANSACTION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AND APPLICABLE STATE SECURITIES LAWS.

INI PARENT, INC.

CLASS B COMMON STOCK PURCHASE WARRANT AGREEMENT

Date of Issuance: March 2, 2015	Certificate No. 1

THIS IS TO CERTIFY that MUSCLEPHARM CORPORATION, a Nevada corporation, and its permitted transferees, successors and assigns (the “Holder”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase from INI PARENT, INC., a Delaware corporation (the “Company”), at the price of $0.01 per share (the “Exercise Price”), on the date of, and in connection with the consummation of, the Sale of the Company, [*] shares of the fully paid and nonassessable Class B common stock, with a par value of $.001 per share, of the Company (“Class B Common Stock”).   Capitalized terms used herein shall have the meanings ascribed to such terms in Section 9 unless otherwise defined herein.

Section 1

The Warrant Agreement

This Warrant Agreement and the rights and privileges of the Holder hereunder may be exercised by the Holder as provided herein.  Transfer of this Warrant is subject to the provisions set forth in Section 6 below.

Section 2

Exercise

(a)Right to Exercise.  The Holder has the right to exercise this Warrant Agreement in its entirety (without the right to partially exercise) only as follows: (i) this Warrant Agreement may only be exercised only at the earlier of (A) immediately prior to, and in connection with the consummation of a Sale of the Company (including as set forth in Section 8) or (B) within five (5) Business Days of the expiration of the initial term of the Supply Agreement; (ii) the Holder has been, and continues to be as of the date of the Sale of the Company (or through the initial term of the Supply Agreement if such date occurs prior to the date of the Sale of the Company), in compliance with the terms of the Supply Agreement; and (iii) the Holder complies with the provisions of this Warrant Agreement, including Section 8 (collectively, the “Exercise Conditions”). The Holder shall exercise this Warrant Agreement in whole by delivering (A) the Notice of Exercise, in the form attached hereto as Exhibit A and made a part hereof (the “Notice of Exercise”), duly executed, and (B) the Exercise Price per share for each share of Class B Common Stock purchased, as specified in the Notice of Exercise.  The aggregate Exercise Price (the “Aggregate Exercise Price”) to be paid for the shares of Class B Common Stock to be purchased (the “Exercise Amount”) shall be equal to $[*].

(b)Payment of the Aggregate Exercise Price.  Payment of the Aggregate Exercise Price shall be made to the Company in cash or other immediately available funds.

(c)Issuance of Shares of Class B Common Stock.  Upon receipt by the Company of the Notice of Exercise and payment of the Aggregate Exercise Price, the Holder shall be deemed to be the holder of record of the shares of Class B Common Stock issuable

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upon such exercise, notwithstanding that certificates representing such shares of Class B Common Stock may not then be actually delivered.

Section 3

Payment of Taxes

The Company shall pay all stamp taxes attributable to the initial issuance of shares of Class B Common Stock issuable upon the exercise of this Warrant Agreement.

Section 4

Replacement Warrant Agreement

In case this Warrant Agreement is mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Agreement, or in lieu of and in substitution for the Warrant Agreement lost, stolen or destroyed, a new Warrant Agreement of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Agreement AND THE HOLDER SHALL EXECUTE AN INDEMNITY AGREEMENT IF REASONABLY REQUESTED BY THE COMPANY.

Section 5

Covenants

(a)Validly Issued Shares.  The Company covenants that all shares of Class B Common Stock that may be issued pursuant to this Warrant Agreement, assuming full payment of the Aggregate Exercise Price shall, upon delivery by the Company, be duly authorized and validly issued, fully paid and nonassessable, free from all stamp taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever (other than restrictions under applicable federal and/or state securities laws).

(b)Reservation of Shares.  The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares of Class B Common Stock, free of preemptive rights, such number of its duly authorized shares of Class B Common Stock as shall be sufficient to enable the Company to issue Class B Common Stock to the Holder or its designee upon exercise of the Warrant Agreement.

(c)Capital Stock Issuances.  For the period beginning on the date hereof and ending on the earlier of the date of expiration or the date of exercise of the Warrant, the Company shall not issue any Capital Stock of the Company below the fair market value (as is reasonably determined by the Board) of such Capital Stock.  Any issuances of Capital Stock at or above fair market value shall be subject to drag-along obligations similar to those set forth in Section 8 of this Warrant Agreement, as reasonably determined by the Board.

SECTION 6

Transfers of the Warrant Agreement or Warrant Shares

(a)General Restriction on Transfer.  Except as expressly permitted pursuant to Section 8, Holder may not Transfer this Warrant Agreement or the Warrant Shares issued pursuant hereto (or any rights, interests, or obligations hereunder) without the prior written consent of the Board.

(b)Acknowledgment of the Holder.  This Warrant Agreement has not been, and the Warrant Shares at the time of their issuance may not be, registered under the Securities Act and except as provided in this Warrant Agreement, the Company shall not be required to so register this Warrant Agreement and the Warrant Shares.  This Warrant Agreement and the Warrant Shares are issued or issuable subject to the provisions and conditions contained herein and the Holder by accepting the same (i) agrees with the Company to such provisions and conditions, and (ii) represents to the Company that this Warrant Agreement has been acquired and the Warrant

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Shares will be acquired for the account of the Holder for investment and not with a view to or for sale in connection with any distribution thereof.

(c)Compliance with Securities Laws.  The Holder agrees that this Warrant Agreement and the Warrant Shares may not be sold or otherwise disposed of except pursuant to an effective registration statement under the Securities Act and applicable state securities laws or pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.  In the event that the Holder transfers this Warrant Agreement or the Warrant Shares pursuant to an applicable exemption from registration, the Company may request, at its expense, that the Holder deliver an opinion of counsel reasonably acceptable to the Company that the proposed transfer does not violate the Securities Act and applicable state securities laws.

(d)Restrictive Securities Legend.  The certificate representing the Warrant Shares shall bear the restrictive legends set forth below:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND THESE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT THE PROPOSED TRANSACTION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES ARE SUBJECT TO SIGNIFICANT TRANSFER RESTRICTIONS, AS SET FORTH IN THE WARRANT PURCHASE AGREEMENT, DATED AS OF MARCH 4, 2015.

Section 7

TERMINATION

The Company shall have the right to terminate this Warrant Agreement automatically if at any time the Exercise Conditions are incapable of being satisfied.

Section 8

TAG ALONG, DRAG ALONG AND RIGHT OF FIRST REFUSAL

If at any time H.I.G. or the Board approve a Sale of the Company (an “Approved Sale”), then the Company shall, at least two (2) calendar days after the approval of such Sale of the Company, give notice to the Holder of the Approved Sale, which notice shall include the material terms of the Approved Sale (the “Sale Request”).  The Holder agrees not to directly or indirectly, without the prior written consent of the Company, disclose to any other Person any information related to the Sale Request or the Approved Sale, other than disclosures to legal counsel in confidence or as otherwise required by law.  In connection with the Approved Sale and within twenty (20) calendar days of delivery of the Sale Request (the “Right of First Refusal Period”), so long as the Exercise Conditions are capable of being satisfied, the Holder shall elect to, or the Company shall obligate the Holder to (in each case by providing written notice to the other party) (i) exercise this Warrant Agreement (if not previously exercised) and in its capacity as a stockholder of the Company, vote, or grant proxies relating to such shares to vote, all of its Securities, including the Warrant Shares, in favor of, consent to, raise no objections to, and waive any dissenters, appraisal or similar rights with respect to, the Approved Sale and will not exercise any right to dissent or seek appraisal rights in respect of the Approved Sale; (ii) take, at the expense of the Company, all reasonable actions which the Board or H.I.G. deems necessary or advisable in the sole judgment of H.I.G. or the Board in connection with the consummation of the Approved Sale, including executing, delivering and agreeing to be bound by the terms of any agreement related to the Approved Sale and any other agreement, instrument or certificates necessary to effectuate the Approved Sale, including the appointment of a stockholders’ representative to administer the transaction on behalf of all of the Stockholders; (iii) if the Approved Sale is structured as a Transfer of Securities, agree to Transfer its Securities and shall deliver at the closing of the Approved Sale its Securities, including certificates relating thereto, free and clear of all claims, liens and encumbrances, on the terms and conditions as approved by the Board or H.I.G.; (iv) join on a several and not joint basis (based pro rata upon the proceeds received in the Approved Sale) in any purchase price adjustments or indemnification in connection with such Approved Sale (other than any such obligations that relate specifically to a particular Stockholder’s Securities (“Individual Indemnities”) as agreed to by H.I.G. or the Board; (v) agree to indemnify the proposed purchasers for Individual Indemnities related to it and (vi) pay costs in connection with an Approved Sale that are incurred by it on its own behalf.  In lieu of its obligations to exercise this Warrant Agreement pursuant to

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clause (i) of the prior sentence, the Holder may elect to either sell or terminate this Warrant Agreement provided that the Holder makes such election by delivering written notice to the Company within fifteen (15) calendar days after its receipt of the Sale Request.  Notwithstanding the foregoing, upon receipt of the Sale Request, and within the Right of First Refusal Period, the Holder may elect to offer to purchase the Company on equal or better terms as those terms set forth in the Sale Request (the “ROFR Offer”), and the Company shall be required to accept such ROFR Offer if it is reasonably determined by the Board to be an offer of equal or better quality to that of the offer set forth in the Sale Request.  In all events, notwithstanding anything to the contrary contained in this Warrant Agreement, the Right of First Refusal Period and the rights of the Holder to make a ROFR Offer or purchase to the Company shall terminate on June 30, 2016.

Without limiting the foregoing, the Holder agrees that, in connection with the Approved Sale, the Holder will make such representations, warranties and covenants, and agree to provide such indemnification, as H.I.G. agrees to make or provide in connection with such Approved Sale.  The Holder grants an irrevocable limited power of attorney to the Company, coupled with an interest, granting the Company the power to effectuate the provisions of this Section 8.  Notwithstanding anything to the contrary in the foregoing, in the event the Sale of the Company is not ultimately consummated, the Company and the Holder shall each have the right to unilaterally revoke the Notice of Exercise made in connection with such Sale of the Company.

Section 9

Definitions

As used herein, the following terms shall have the following meanings.

An “Affiliate” of a specified Person shall mean a Person which, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, the Person specified and, when used with respect to the Company or any Subsidiary of the Company, shall include any holder of capital stock, such Person’s parent entity or any officer or director of the Company or any Subsidiary of the Company.

“Aggregate Exercise Price” has the meaning set forth in Section 2(a).

“Approved Sale” has the meaning set forth in Section 8.

“Board” means the board of directors of the Company or a duly authorized committee thereof.

“Business Day” shall mean any day, other than a Saturday, Sunday or legal holiday, on which banks in New York, New York are open for business.

“Capital Stock” means, with respect to any Person, all of the shares of capital stock, including, but not limited to, common and preferred shares, of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Class B Common Stock” has the meaning set forth in the Preamble.

“Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Common Stock” means collectively, the common stock of the Company, par value $0.001 per share, and the Class B Common Stock.

“Company” has the meaning set forth in the Preamble.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

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“Convertible Securities” means evidences of indebtedness, shares of stock or other securities (including, but not limited to options and warrants) which are by their terms directly or indirectly convertible, exercisable or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

“Exercise Amount” has the meaning set forth in Section 2(a).

“Exercise Conditions” has the meaning set forth in Section 2(a).

“Exercise Price” has the meaning set forth in the Preamble.

“Fully-Diluted Basis” shall mean the number of shares of Common Stock which would be outstanding, as of the date of computation, if all vested and outstanding Stock Equivalents had been converted, exercised or exchanged; provided, however, that any Stock Equivalents which are subject to vesting but have not vested as of the date of computation will be disregarded for purposes of determining Fully-Diluted Basis.

“Governmental Authority” means any federal, state, local or foreign governmental or regulatory entity (or department, agency, authority or political subdivision thereof) or any other judicial, public or statutory instrumentality, commission, tribunal, board, court or bureau.

“H.I.G.” means H.I.G. Growth Partners - Integrity Nutraceuticals, LLC a Delaware limited liability company.

“Holder” has the meaning set forth in the Preamble.

“Independent Third Party” shall mean any Person who, immediately before the contemplated Sale of the Company, (a) does not own in excess of ten percent (10%) of the Common Stock on a Fully-Diluted Basis (a “10% Holder”); (b) is not an Affiliate of a 10% Holder; (c) is not the spouse or descendent (by birth or adoption) of a 10% Holder or a trust for the benefit of such 10% Holder and/or such Persons, and (d) is neither a portfolio company of any such 10% Holder nor a subsidiary of any portfolio company of any such 10% Holder.

“Notice of Exercise” has the meaning set forth in Section 2(a).

“Person” means any individual, partnership, corporation, limited liability company, association, joint stock company, trust, estate, joint venture, unincorporated organization, the United States of America or any other nation, state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

“Preferred Stock” means the shares of the Company’s Preferred Stock that the Company may be authorized to issue from time to time and any stock or other securities issued or issuable with respect to such shares, including pursuant to a stock dividend, stock split, or like action, or pursuant to a plan of recapitalization, reorganization, reclassification, exchange, merger, sale of assets or otherwise.

“Sale of the Company” shall mean the sale (in a single transaction or a series of related transactions) of the Company to any Independent Third Party or group of Independent Third Parties pursuant to which such Independent Third Party or group of Independent Third Parties acquires (a) a majority of the Common Stock on a Fully-Diluted Basis (whether by merger, consolidation, sale or Transfer of Common Stock, reorganization, recapitalization or otherwise), or (b) all or substantially all of the assets of the Company and its Subsidiaries, determined on a consolidated basis, each of which is pursuant to an offer from an Independent Third Party or group of Independent Third Parties.  For purposes of this definition, all Common Stock that is issuable upon exercise or conversion of any Stock Equivalents acquired by an Independent Third Party shall be deemed to be issued and held by such Independent Third Party.

“Sale Request” has the meaning set forth in Section 8.

“Securities” means all (a) shares of Common Stock; (b) Stock Equivalents; (c) shares of Preferred Stock; (d) other shares of Capital Stock of the Company; and (e) securities of the Company issued or issuable with respect to the securities referred to in clauses (a), (b), (c), (d) and (e) above including pursuant to a stock dividend, stock split, or like action, or pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Stock Equivalent” means any (a) warrants, options or other right to subscribe for, purchase or otherwise acquire any shares of Common Stock or (b) any securities convertible into or exchangeable for shares of Common Stock.

“Stockholder” means any Person that holds securities of the Company.

“Subsidiary” means any corporation, limited liability company, partnership, association, joint stock company, trust, joint venture or unincorporated organization of which the Company, at the time in respect of which such term is used, (a) owns directly or indirectly more than fifty percent (50%) of the equity or beneficial interests, on a consolidated basis, or (b) owns directly or controls with power to vote, indirectly through one or more subsidiaries, shares of capital stock or beneficial interests having the power to cast a majority of the votes entitled to be cast for the election of directors, trustees, managers or other officials having powers analogous to those of directors of a corporation.  Unless otherwise specifically indicated, when used in this Agreement, the term Subsidiary shall refer to a direct or indirect Subsidiary of the Company.

“Supply Agreement” means the Manufacturing Agreement, effective as of the date hereof, by and between F.H.G. Corporation (d/b/a Capstone Nutrition) and the Holder (as the same may be amended from time to time).

“Transfer” means any direct or indirect transfer, donation, sale, assignment, pledge, encumbrance, hypothecation, gift, creation of a security interest in or lien on, or other disposition, irrespective of whether any of the foregoing are effected with or without consideration, voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, inter vivos or upon death.

“Warrant” or “Warrant Agreement” means this Class B Common Stock Purchase Warrant Agreement.

“Warrant Securities” means the Warrant Agreement and the Warrant Shares, collectively.

“Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of this Warrant Agreement in accordance with its terms.

Section 10

Survival of Provisions

All of the provisions of this Warrant Agreement shall expressly survive until the date on which the Holder no longer holds any Warrant Securities.

Section 11

Delays, Omissions and Indulgences

No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 12

Rights of Transferees

Subject to the transfer restrictions contained herein, the rights granted to the Holder hereunder of this Warrant Agreement shall pass to and inure to the benefit of all subsequent permitted transferees of all or any portion of the Warrant Agreement (provided that the Holder and any transferee shall hold such rights in proportion to their respective ownership of the Warrant Agreement and Warrant Shares) until extinguished pursuant to the terms hereof.

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Section 13

Captions

The titles and captions of the Sections and other provisions of this Warrant Agreement are for convenience of reference only and are not to be considered in construing this Warrant Agreement.

Section 14

Notices

All notices, demands- and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, overnight courier service or personal delivery:

If to the Company:

INI Parent, Inc.
c/o H.I.G. Growth Partners, LLC

500 Boylston Street, Suite 1350

Boston, Massachusetts 02116

Attn:	Nicholas Scola
Fax:	(617) 425-5660

with a copy to:

McDermott Will & Emery LLP

333 Avenue of the Americas

Suite 4500

Miami, Florida 33131

Attn:	Harris C. Siskind, P.A.
Fax:	(305) 347-6500

If to Holder:

MusclePharm Corporation

4721 Ironton Street

Building A

Denver, CO 80239

Attn:	Richard Estalella
Fax:	800-490-7185

with a copy to:

Sichenzia Ross Friedman Ference LLP
61 Broadway | 32nd Floor |

New York, NY 10006

Attn:	Edward Schauder
Fax:	212-930-9725

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

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Section 15

Successors and Assigns

This Warrant Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither party shall have the right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of the other party.

Section 16

Amendments

Neither this Warrant Agreement nor any term hereof may be amended, changed, waived, discharged or terminated without the prior written consent of the Holder and the Company to such action.

Section 17

Severability

If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

Section 18

Governing Law; Exclusive Venue; mutual waiver of jury trial

(a)Governing Law; Exclusive Venue.  This Warrant Agreement is to be construed and enforced in accordance with and governed by the laws of the State of Delaware and without regard to the principles of conflicts of law of such state.  THIS AGREEMENT, AND ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT, WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.  THE PARTIES AGREE THAT ALL DISPUTES, LEGAL ACTIONS, SUITS AND PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MUST BE BROUGHT EXCLUSIVELY IN A FEDERAL DISTRICT COURT LOCATED IN THE DISTRICT OF DELAWARE OR THE DELAWARE COURT OF CHANCERY IN NEW CASTLE COUNTY, DELAWARE (COLLECTIVELY THE “DESIGNATED COURTS”).  EACH PARTY HEREBY CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE DESIGNATED COURTS. NO LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY OTHER FORUM.  EACH PARTY HEREBY IRREVOCABLY WAIVES ALL CLAIMS OF IMMUNITY FROM JURISDICTION AND ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING IN ANY DESIGNATED COURT, INCLUDING ANY RIGHT TO OBJECT ON THE BASIS THAT ANY DISPUTE, ACTION, SUIT OR PROCEEDING BROUGHT IN THE DESIGNATED COURTS HAS BEEN BROUGHT IN AN IMPROPER OR INCONVENIENT FORUM OR VENUE.

(b)Mutual Waiver of Jury Trial.  THE COMPANY AND THE HOLDER EACH WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.  THE COMPANY AND THE HOLDER EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION WILL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS

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AGREEMENT OR ANY PROVISION HEREOF.  THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

Section 19

Entire Agreement

This Warrant Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

Section 20

Rules of Construction

Unless the context otherwise requires, “or” is not exclusive, and references to sections or subsections refer to sections or subsections of this Warrant Agreement.  All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

Section 21

FEES and EXPENSES

All reasonable fees and expenses (including, without limitation, legal, auditing and accounting fees, costs and expenses) incurred by the Holder in connection with considering, pursuing, negotiating, documenting and consummating this Warrant Agreement and the transaction contemplated hereby shall be borne and paid by the Holder.

[Remainder of Page Intentionally omitted]

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IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be issued and executed in its corporate name by its duly authorized officer as of the date of issuance set forth above.

INI PARENT, INC.,
a Delaware corporation

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED this 4th day of March, 2015.

MUSCLEPHARM CORPORATION
a Nevada corporation

By:
Name:
Title:

[Signature Page to Warrant]

EXHIBIT A

NOTICE OF EXERCISE

To:

1.Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Warrant Agreement.  The undersigned, pursuant to the provisions of the Warrant Agreement, hereby elects to exercise the Warrant Agreement with respect to shares of Common Stock representing all of the shares of Class B Common Stock.

2.The undersigned herewith tenders payment for such shares, together with any applicable transfer taxes in cash.

3.Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant Agreement, as follows:

(Name of Record Holder/Transferee)

and deliver such certificate or certificates to the following address:

(Address of Record Holder/Transferee)

4.The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

(Signature)

(Date)